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                                 EXHIBIT "10.02"
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                               AGREEMENT TO EXTEND

     This Agreement is entered into effective this 28/th/ day of February, 2002 by and among Helpmate Robotics, Inc., a Connecticut corporation (hereinafter "HELP"); Helpmate Robotics Subsidiary, Inc., a newly-formed Connecticut corporation (hereinafter "HELP Sub"); and PainCare, Inc., a Nevada corporation (hereinafter "PainCare").

                                    RECITALS:

     WHEREAS, the parties entered into that certain Agreement and Plan of Reorganization (hereinafter the "Agreement") effective as of this 20/th/ day of December, 2001; and

     WHEREAS, pursuant to Section 13(c) of the Agreement all obligations under the Agreement may be terminated at the discretion of either party's Board of Directors if the closing conditions specified in Sections 7 and 8 are not met by February 28, 2002, unless unanimously extended; and

     WHEREAS, all of such conditions were not satisfied; and

     WHEREAS, the parties desire to extend the date for the satisfaction of such conditions all on the terms and conditions set forth herein.

     NOW THEREFORE in consideration of $10.00 and other good and valuable consideration received the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. The Agreement is amended in all pertinent sections so that all obligations under the Agreement may be terminated at the discretion of either party's Board of Directors if (i) the closing conditions specified in Sections 7 and 8 are not met by May 31, 2002, unless unanimously extended, or (ii) any of the representations and warranties made in the Agreement have been materially breached.

     2. All other provisions of the Agreement shall remain unchanged and such Agreement is hereby restated in its entirety except as modified herein.

            (THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the day and year set forth above.

HELPMATE ROBOTICS SUBSIDIARY, INC.          HELPMATE ROBOTICS, INC.


By: /s/ Joseph F. Engelberger               By: /s/ Joseph F. Engelberger
   --------------------------                   -------------------------

PAINCARE, INC.


By: /s/ Randy Lubinsky
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